UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    February 26, 2024
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5800

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.  Results of Operations and Financial Condition.
On February 26, 2024 Albany International issued a news release reporting fourth quarter 2023 financial results. The Company will host a webcast to discuss earnings at 9:00 a.m. Eastern Time on Tuesday February 27, 2024. The news release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is being furnished herewith:
99.1    News release dated February 26, 2024 reporting fourth-quarter 2023 financial results.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Robert D. Starr

Name:	Robert D. Starr
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: February 26, 2024

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated February 26, 2024 reporting fourth-quarter 2023 financial results.
104	Inline XBRL cover page.

Exhibit 99.1
Albany International Reports Fourth-Quarter 2023 Results

ROCHESTER, N.H.— (BUSINESS WIRE) -- February 26, 2024 — Albany International Corp. (NYSE:AIN) today reported operating results for its full year and fourth quarter of 2023, which ended December 31, 2023.

"In 2023, our business remained focused on operational execution and delivered outstanding financial performance," said Gunnar Kleveland, President and Chief Executive Officer. "I am pleased to report record revenues of $1.15 billion in 2023, up 11% from last year. GAAP EPS grew in the mid-teens, and Adjusted EPS of $4.06, was up 4.9% from last year. Importantly the company delivered 2023 free cash flow of $64 million, up significantly from the $32 million generated in 2022.

"Fourth quarter results were particularly strong with outstanding contributions from both of our business segments," continued Kleveland. "Our first full quarter of Heimbach integration is complete, and we are on track to deliver on the promise of that acquisition. Meanwhile, our core Machine Clothing operations grew fourth quarter revenue and expanded profit margins despite soft business conditions in Europe. The Engineered Composites segment continues to grow. We have completed another year of growth on our commercial programs, and recent program wins were also important drivers of year-over-year revenue and profit growth in the business. We are well positioned for another strong year in 2024."

For the fourth-quarter ended December 31, 2023:
•Net revenues were $323.6 million, up 20.4%, or 19.6% after adjusting for currency translation, when compared to the prior year, primarily driven by Heimbach's contribution during the fourth quarter and growth in the Engineered Composites segment.
•Gross profit of $119.9 million was 23.5% higher than the $97.1 million reported for the same period of 2022, mainly due to higher net revenues from the Machine Clothing segment due to the addition of Heimbach and higher net revenues from new programs and commercial programs in the Engineered Composites segment.
•Selling, General, and Administrative expenses were $67.7 million, compared to $49.4 million in the same period of 2022. The increase was due to the addition of Heimbach.
•Operating income was $41.8 million, compared to $37.9 million in the prior year, an increase of 10.2%.
•The effective tax rate for the quarter was 22.6% compared to a 42.0% effective tax rate in the fourth quarter of 2022. Favorable discrete tax items in 2023 vs. unfavorable discrete tax items in 2022 and a shift in taxable income to lower-rate jurisdictions resulted in a lower effective tax rate for the fourth quarter of 2023.
•Net income attributable to the Company was $30.5 million ($0.97 per share), compared to $18.1 million ($0.58 per share) in the fourth quarter of 2022. Adjusted Diluted earnings per share (or Adjusted EPS, a non-GAAP measure) was $1.22 per share, compared to $0.75 per share for the same period of last year.
•Adjusted EBITDA (a non-GAAP measure) was $75.0 million, compared to $58.4 million in the fourth quarter of 2022, an increase of 28.5%.

Please see the tables below for a reconciliation of non-GAAP measures to their comparable GAAP measures.

"We are on sound financial footing as we enter 2024," said Robert Starr, Chief Financial Officer. "Our businesses continue to deliver outstanding execution that will help sustain solid results and generate healthy cash flow this year. We will continue to invest thoughtfully to drive long-term growth."

Outlook for the Full-Year 2024
Albany International's initial financial guidance for the full-year 2024:
•Total company revenue between $1.26 and $1.33 billion;
•Effective income tax rate between 29% and 31%;
•Capital expenditures in the range of $90 to $95 million;
•Diluted earnings per share between $3.55 and $4.05.
This includes:
▪Higher pension expense due to the expiration of the prior service cost benefit (approximately $0.09 per share);
▪Higher Depreciation and Amortization due to the recording of Heimbach-acquired assets at fair value (approximately $0.08 per share); and
• Higher interest expense resulting from the termination of interest rate swaps in the fourth quarter of 2024 (approximately $0.06 per share, assuming the current interest rate environment).
•Total company Adjusted EBITDA between $260 to $290 million;
•Machine Clothing revenue between $760 to $790 million;
•Machine Clothing Adjusted EBITDA between $230 and $250 million;
•Albany Engineered Composites (AEC) revenue between $500 to $540 million; and
•Albany Engineered Composites Adjusted EBITDA between $97 to $107 million.

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net revenues	$323,584	$268,786	$1,147,909	$1,034,887
Cost of goods sold	203,723	171,694	724,191	645,105

Gross profit	119,861	97,092	423,718	389,782
Selling, general, and administrative expenses	67,701	49,388	214,915	168,713
Technical and research expenses	10,324	9,957	40,627	39,941
Restructuring expenses, net	55	(162)	282	106

Operating income	41,781	37,909	167,894	181,022
Interest expense, net	3,552	2,664	13,601	14,000
Pension settlement expense	—	—	—	49,128
Other (income)/expense, net	(1,253)	3,805	(6,163)	(14,086)

Income before income taxes	39,482	31,440	160,456	131,980
Income tax expense	8,938	13,199	48,846	35,472

Net income	30,544	18,241	111,610	96,508
Net income attributable to the noncontrolling interest	94	111	490	746
Net income attributable to the Company	$30,450	$18,130	$111,120	$95,762

Earnings per share attributable to Company shareholders - Basic	$0.98	$0.58	$3.56	$3.06

Earnings per share attributable to Company shareholders - Diluted	$0.97	$0.58	$3.55	$3.04

Shares of the Company used in computing earnings per share:
Basic	31,195	31,111	31,171	31,339

Diluted	31,332	31,267	31,276	31,455

Dividends declared per share, Class A	$0.26	$0.25	$1.01	$0.88

ALBANY INTERNATIONAL CORP.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	December 31, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$173,420	$291,776
Accounts receivable, net	287,781	200,018
Contract assets, net	182,281	148,695
Inventories	169,567	139,050
Income taxes prepaid and receivable	11,043	7,938
Prepaid expenses and other current assets	53,872	50,962
Total current assets	$877,964	$838,439

Property, plant and equipment, net	601,989	445,658
Intangibles, net	44,646	33,811
Goodwill	180,181	178,217
Deferred income taxes	22,941	15,196
Noncurrent receivables, net	4,392	27,913
Other assets	102,901	103,021
Total assets	$1,835,014	$1,642,255

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$87,104	$69,707
Accrued liabilities	142,988	126,385
Current maturities of long-term debt	4,218	—
Income taxes payable	14,369	15,224
Total current liabilities	248,679	211,316

Long-term debt	452,667	439,000
Other noncurrent liabilities	139,385	108,758
Deferred taxes and other liabilities	26,963	15,638
Total liabilities	867,694	774,712

SHAREHOLDERS' EQUITY
Preferred stock, par value $5.00 per share; authorized 2,000,000 shares; none issued	—	—
Class A Common Stock, par value $0.001 per share; authorized 100,000,000 shares; 40,856,910 issued in 2023 and 40,785,434 in 2022	41	41
Additional paid in capital	448,218	441,540
Retained earnings	1,010,942	931,318
Accumulated items of other comprehensive income:
Translation adjustments	(124,901)	(146,851)
Pension and postretirement liability adjustments	(17,346)	(15,783)
Derivative valuation adjustment	9,079	17,707
Treasury stock (Class A), at cost; 9,661,845 shares in 2023 and 9,674,542 in 2022	(364,665)	(364,923)
Total Company shareholders' equity	961,368	863,049
Noncontrolling interest	5,952	4,494
Total equity	967,320	867,543
Total liabilities and shareholders' equity	$1,835,014	$1,642,255

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Twelve Months Ended December 31,
	2023	2022
OPERATING ACTIVITIES
Net income	$111,610	$96,508
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	70,374	62,480
Amortization	6,359	6,569
Change in deferred taxes and other liabilities	(2,046)	(8,496)
Impairment of property, plant, equipment, and inventory	1,773	1,808
Non-cash interest expense	1,404	1,118
Non-cash portion of pension settlement expense	—	42,657
Compensation and benefits paid or payable in Class A Common Stock	6,936	4,527
Provision/(recovery) for credit losses from uncollected receivables and contract assets	640	1,408
Foreign currency remeasurement (gain)/loss on intercompany loans	(2,831)	(4,434)
Fair value adjustment on foreign currency options	(139)	(509)

Changes in operating assets and liabilities that provided/(used) cash, net of impact of business acquisition:
Accounts receivable	(11,038)	(14,301)
Contract assets	(32,156)	(36,434)
Inventories	15,093	(24,541)
Prepaid expenses and other current assets	1,530	(4,134)
Income taxes prepaid and receivable	(2,897)	(6,005)
Accounts payable	(5,672)	8,572
Accrued liabilities	(10,441)	3,226
Income taxes payable	(1,988)	183
Noncurrent receivables	3,723	3,911
Other noncurrent liabilities	(9,783)	(10,133)
Other, net	7,605	4,234
Net cash provided by operating activities	148,056	128,214

INVESTING ACTIVITIES
Purchase of business, net of cash acquired	(133,470)	—
Purchases of property, plant and equipment	(83,560)	(93,675)
Purchased software	(869)	(2,673)
Net cash used in investing activities	(217,899)	(96,348)

FINANCING ACTIVITIES
Proceeds from borrowings	78,040	162,000
Principal payments on debt	(92,274)	(73,000)
Principal payments on finance lease liabilities	—	(654)
Debt acquisition costs	(4,108)	—
Purchase of Treasury shares	—	(84,780)
Taxes paid in lieu of share issuance	(3,136)	(770)
Proceeds from options exercised	—	17
Dividends paid	(31,163)	(26,465)
Net cash used in financing activities	(52,641)	(23,652)

Effect of exchange rate changes on cash and cash equivalents	4,128	(18,474)

Increase/(decrease) in cash and cash equivalents	(118,356)	(10,260)
Cash and cash equivalents at beginning of period	291,776	302,036
Cash and cash equivalents at end of period	$173,420	$291,776

Financial tables and reconciliation of non-GAAP measures to comparable GAAP measures
The following tables present Net revenues and the effect of changes in currency translation rates:

(in thousands, except percentages)	Net revenues as reported, Q4 2023	Increase due to changes in currency translation rates	Q4 2023 revenues on same basis as Q4 2022 currency translation rates	Net revenues as reported, Q4 2022	% Change compared to Q4 2022, excluding currency rate effects
Machine Clothing	$191,741	$1,088	$190,653	$150,340	26.8%
Albany Engineered Composites	131,843	896	130,947	118,446	10.6%
Consolidated total	$323,584	$1,984	$321,600	$268,786	19.6%

(in thousands, except percentages)	Net revenues as reported, YTD 2023	Decrease/(increase) due to changes in currency translation rates	YTD 2023 revenues on same basis as 2022 currency translation rates	Net revenues as reported, YTD 2022	% Change compared to 2022, excluding currency rate effects
Machine Clothing	$670,768	$(2,596)	$673,364	$609,461	10.5%
Albany Engineered Composites	477,141	1,747	475,394	425,426	11.7%
Consolidated total	$1,147,909	$(849)	$1,148,758	$1,034,887	11.0%

The following tables present Gross profit and Gross profit margin:

(in thousands, except percentages)	Gross profit, Q4 2023	Gross profit margin, Q4 2023	Gross profit, Q4 2022	Gross profit margin, Q4 2022
Machine Clothing	$93,527	48.8%	$74,851	49.8%
Albany Engineered Composites	26,334	20.0%	22,241	18.8%
Consolidated total	$119,861	37.0%	$97,092	36.1%

(in thousands, except percentages)	Gross profit, YTD 2023	Gross profit margin, YTD 2023	Gross profit, YTD 2022	Gross profit margin, YTD 2022
Machine Clothing	$331,558	49.4%	$312,285	51.2%
Albany Engineered Composites	92,160	19.3%	77,497	18.2%
Consolidated total	$423,718	36.9%	$389,782	37.7%

A reconciliation from Net income/(loss) (GAAP) to Adjusted EBITDA (non-GAAP) for the current-year and comparable prior-year periods has been calculated as follows:

Three months ended December 31, 2023
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$45,978	$14,127	$(29,561)	$30,544
Interest expense, net	—	—	3,552	3,552
Income tax expense	—	—	8,938	8,938
Depreciation and amortization expense	8,209	12,784	962	21,955
EBITDA (non-GAAP)	54,187	26,911	(16,109)	64,989
Restructuring expenses, net	55	—	—	55
Foreign currency revaluation (gains)/losses (a)	2,247	44	725	3,016
CEO transition expenses	—	—	667	667
Inventory step-up impacting Cost of goods sold	4,110	—	—	4,110
Acquisition/integration costs	984	268	1,124	2,376
Pre-tax (income) attributable to noncontrolling interest	(24)	(167)	—	(191)
Adjusted EBITDA (non-GAAP)	$61,559	$27,056	$(13,593)	$75,022
Adjusted EBITDA margin (Adjusted EBITDA divided by Net revenues) (non-GAAP)	32.1%	20.5%	—	23.2%

Three months ended December 31, 2022
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$44,462	$10,891	$(37,112)	$18,241
Interest expense, net	—	—	2,664	2,664
Income tax expense	—	—	13,199	13,199
Depreciation and amortization expense	4,767	11,410	964	17,141
EBITDA (non-GAAP)	49,229	22,301	(20,285)	51,245
Restructuring expenses, net	(163)	—	1	(162)
Foreign currency revaluation (gains)/losses (a)	3,170	(83)	7,663	10,750
Acquisition/integration costs	—	251	—	251
Dissolution of business relationships in Russia	(79)	—	—	(79)
IP address sales	—	—	(3,420)	(3,420)
Pre-tax (income) attributable to noncontrolling interest	—	(184)	—	(184)
Adjusted EBITDA (non-GAAP)	$52,157	$22,285	$(16,041)	$58,401
Adjusted EBITDA margin (Adjusted EBITDA divided by Net revenues) (non-GAAP)	34.7%	18.8%	—	21.7%

Twelve months ended December 31, 2023
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$199,378	$41,587	$(129,355)	$111,610
Interest expense, net	—	—	13,601	13,601
Income tax expense	—	—	48,846	48,846
Depreciation and amortization expense	23,891	49,030	3,812	76,733
EBITDA (non-GAAP)	223,269	90,617	(63,096)	250,790
Restructuring expenses, net	282	—	—	282
Foreign currency revaluation (gains)/losses (a)	4,117	63	(2,884)	1,296
CEO transition expenses	—	—	2,719	2,719
Inventory step-up impacting Cost of goods sold	5,480	—	—	5,480
Acquisition/integration costs	984	1,081	3,129	5,194
Pre-tax (income) attributable to noncontrolling interest	(24)	(641)	—	(665)
Adjusted EBITDA (non-GAAP)	$234,108	$91,120	$(60,132)	$265,096
Adjusted EBITDA margin (Adjusted EBITDA divided by Net revenues) (non-GAAP)	34.9%	19.1%	—	23.1%

Twelve months ended December 31, 2022
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Net income/(loss) (GAAP)	$206,214	$31,579	$(141,285)	$96,508
Interest expense, net	—	—	14,000	14,000
Income tax expense	—	—	35,472	35,472
Depreciation and amortization expense	19,483	46,202	3,364	69,049
EBITDA (non-GAAP)	225,697	77,781	(88,449)	215,029
Restructuring expenses, net	92	—	14	106
Foreign currency revaluation (gains)/losses (a)	(520)	672	(9,981)	(9,829)
Dissolution of business relationships in Russia	1,494	—	781	2,275
Pension settlement expense	—	—	49,128	49,128
IP address sales	—	—	(3,420)	(3,420)
Acquisition/integration costs	—	1,057	—	1,057
Pre-tax (income) attributable to noncontrolling interest	—	(817)	—	(817)
Adjusted EBITDA (non-GAAP)	$226,763	$78,693	$(51,927)	$253,529
Adjusted EBITDA margin (Adjusted EBITDA divided by Net revenues) (non-GAAP)	37.2%	18.5%	—	24.5%

Per share impact of the adjustments to diluted earnings per share are as follows:

Three months ended December 31, 2023 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$55	$13	$42	$0.00
Foreign currency revaluation (gains)/losses (a)	3,016	933	2,083	0.07
CEO transition expenses	667	—	667	0.02
Inventory step-up impacting Cost of goods sold	4,110	908	3,202	0.10
Acquisition/integration costs	2,376	486	1,890	0.06

Three months ended December 31, 2022 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$(162)	$(41)	$(121)	$0.00
Foreign currency revaluation (gains)/losses (a)	10,750	3,247	7,503	0.24
Dissolution of business relationships in Russia	(79)	(9)	(70)	0.00
IP address sales	(3,420)	(872)	(2,548)	(0.08)
Acquisition/integration costs	251	75	176	0.01

Year ended December 31, 2023 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$282	$70	$212	$0.01
Foreign currency revaluation (gains)/losses (a)	1,296	416	880	0.03
CEO transition expenses	2,719	—	2,719	0.09
Withholding tax related to internal restructuring	—	(3,026)	3,026	0.10
Inventory step-up impacting Cost of goods sold	5,480	1,211	4,269	0.14
Acquisition/integration costs	5,194	951	4,243	0.14

Year ended December 31, 2022 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$106	$34	$72	$0.01
Foreign currency revaluation (gains)/losses (a)	(9,829)	(2,582)	(7,247)	(0.23)
Dissolution of business relationships in Russia	2,275	305	1,970	0.06
Pension settlement expense	49,128	11,947	37,181	1.20
Tax impact of stranded OCI benefit from Tax Cuts and Job Act (TCJA) for pension liability (b)	—	5,217	(5,217)	(0.17)
IP address sales	(3,420)	(872)	(2,548)	(0.08)
Acquisition/integration costs	1,057	316	741	0.04

The following table provides a reconciliation of Earnings per share to Adjusted Diluted Earnings per share:

	Three months ended December 31,		Twelve months ended December 31,
Per share amounts	2023	2022	2023	2022
Earnings per share attributable to Company shareholders - Basic (GAAP)	$0.98	$0.58	$3.56	$3.06
Effect of dilutive stock-based compensation plans	(0.01)	—	(0.01)	(0.02)
Earnings per share attributable to Company shareholders - Diluted (GAAP)	$0.97	$0.58	$3.55	$3.04
Adjustments, after tax:
Restructuring expenses, net	—	—	0.01	0.01
Foreign currency revaluation (gains)/losses (a)	0.07	0.24	0.03	(0.23)
CEO transition expenses	0.02	—	0.09	—
Inventory step-up impacting Cost of goods sold	0.10	—	0.14	—
Dissolution of business relationships in Russia	—	—	—	0.06
Pension settlement charge	—	—	—	1.20
Withholding tax related to internal restructuring	—	—	0.10	—
Tax impact of stranded OCI benefit from Tax Cuts and Job Act (TCJA) for pension liability (b)	—	—	—	(0.17)
IP address sales	—	(0.08)	—	(0.08)
Acquisition/integration costs	0.06	0.01	0.14	0.04
Adjusted Diluted Earnings per share (non-GAAP)	$1.22	$0.75	$4.06	$3.87

(a) Foreign currency revaluation (gains)/losses represent unrealized gains and losses arising from the remeasurement of monetary assets and liabilities denominated in non-functional currencies on the balance sheet date.

(b) Our Adjusted EPS excluded the benefit from the reclassification of stranded income tax effects caused by the TCJA associated with the US pension plan liability that was eliminated in September 2022, a one-time event that would not recur in the future. Such stranded income tax effect represented a one-time benefit that distorted the effective tax rate for the quarter and year-to-date ended September 30, 2022, and would not be indicative of ongoing or expected future income tax rate at the Company. Management believes excluding pension settlement expense and its income tax impact, including the stranded income tax effects, from its Adjusted EBITDA and Adjusted EPS for the quarter and year-to-date ended September 30, 2022 would provide investors a transparent view and enhanced ability to better assess the Company’s ongoing operational and financial performance.

The calculations of net debt are as follows:

(in thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Current maturities of long-term debt	$4,218	$27,246	$—	$—	$—
Long-term debt	452,667	463,339	487,000	491,000	439,000
Total debt	456,885	490,585	487,000	491,000	439,000
Cash and cash equivalents	173,420	171,506	300,916	304,258	291,776
Net debt (non GAAP)	$283,465	$319,079	$186,084	$186,742	$147,224

The calculation of net leverage ratio as of December 31, 2023 is as follows:

Total Company
Twelve months ended
(in thousands)	December 31, 2023
Net income/(loss) (GAAP)	$111,610
Interest expense, net	13,601
Income tax expense	48,846
Depreciation and amortization expense	76,733
EBITDA (non-GAAP)	250,790
Restructuring expenses, net	282
Foreign currency revaluation (gains)/losses (a)	1,296
CEO transition expenses	2,719
Inventory step-up impacting Cost of goods sold	5,480
Acquisition/integration costs	5,194
Pre-tax (income) attributable to noncontrolling interest	(665)
Adjusted EBITDA (non-GAAP)	$265,096

(in thousands, except for net leverage ratio)	December 31, 2023
Net debt (non-GAAP)	$283,465
Adjusted EBITDA (non-GAAP)	265,096
Net leverage ratio (non-GAAP)	1.07

The tables below provide a reconciliation of initial outlook for the full-year 2024 Adjusted EBITDA and Adjusted EPS (non-GAAP measures) to the comparable GAAP measures:

Initial Outlook Full Year 2024 Adjusted EBITDA	Machine Clothing			AEC
(in millions)	Low	High		Low	High
Net income attributable to the Company (GAAP) (c)	$200	$215		$47	$52
Income attributable to the noncontrolling interest	—	—		(1)	(1)
Interest expense, net	—	—		—	—
Income tax expense	—	—		—	—
Depreciation and amortization	30	35		50	55
EBITDA (non-GAAP)	230	250	—	96	106
Restructuring expenses, net (c)	—	—		—	—
Foreign currency revaluation (gains)/losses (c)	—	—		—	—
Acquisition/integration costs (c)	—	—		—	—
Pre-tax (income)/loss attributable to non-controlling interest	—	—		1	1
Adjusted EBITDA (non-GAAP)	$230	$250	$—	$97	$107
(c) Interest, Other income/expense and Income taxes are not allocated to the business segments

Initial Outlook Full Year 2024 Adjusted EBITDA	Total Company
(in millions)	Low	High
Net income attributable to the Company (GAAP) (c)	$111	$126
Income attributable to the noncontrolling interest	(1)	(1)
Interest expense, net	17	18
Income tax expense	47	51
Depreciation and amortization	85	95
EBITDA (non-GAAP)	259	289
Restructuring expenses, net (d)	—	—
Foreign currency revaluation (gains)/losses (d)	—	—
Acquisition/integration costs (d)	—	—
Pre-tax (income)/loss attributable to non-controlling interest	1	1
Adjusted EBITDA (non-GAAP)	$260	$290

	Total Company
Forecast of Full Year 2024 Earnings per share (diluted) (e)	Low	High
Net income attributable to the Company (GAAP) (c)	$3.55	$4.05
Restructuring expenses, net (d)	—	—
Foreign currency revaluation (gains)/losses (d)	—	—
Acquisition/integration costs (d)	—	—
Adjusted Diluted Earnings per share (non-GAAP)	$3.55	$4.05

(d) Due to the uncertainty of these items, we are unable to forecast these items for 2024.
(e) Calculations based on estimated diluted shares outstanding of approximately 31.2 million.

About Albany International Corp.

Albany International is a leading developer and manufacturer of engineered components, using advanced materials processing and automation capabilities, with two core businesses.
• Machine Clothing is the world’s leading producer of custom-designed, consumable belts essential for the manufacture of paper, paperboard, tissue and towel, pulp, non-wovens and a variety of other industrial applications.
• Albany Engineered Composites is a growing designer and manufacturer of advanced materials-based engineered components for demanding aerospace applications, supporting both commercial and military platforms.
Albany International is headquartered in Rochester, New Hampshire, operates 32 facilities in 14 countries, employs approximately 5,600 people worldwide, and is listed on the New York Stock Exchange (Symbol AIN). Additional information about the Company and its products and services can be found at www.albint.com.

Non-GAAP Measures

This release, including the conference call commentary associated with this release, contains certain non-GAAP measures, that should not be considered in isolation or as a substitute for the related GAAP measures. Such non-GAAP measures include net revenues and percent change in net revenues, excluding the impact of currency translation effects; EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin; Net debt; Net leverage ratio; and Adjusted Diluted earnings per share (or Adjusted EPS). Management believes that these non-GAAP measures provide additional useful information to investors regarding the Company’s operational performance.

Presenting Net revenues and change in Net revenues, after currency effects are excluded, provides management and investors insight into underlying revenues trends. Net revenues, or percent changes in net revenues, excluding currency rate effects, are calculated by converting amounts reported in local currencies into U.S. dollars at the exchange rate of a prior period. These amounts are then compared to the U.S. dollar amount as reported in the current period.

EBITDA (calculated as net income excluding interest, income taxes, depreciation and amortization), Adjusted EBITDA, and Adjusted EPS are performance measures that relate to the Company’s continuing operations. The Company defines Adjusted EBITDA as EBITDA excluding costs or benefits that are not reflective of the Company’s ongoing or expected future operational performance. Such excluded costs or benefits do not consist of normal, recurring cash items necessary to generate revenues or operate our business. Adjusted EBITDA margin represents Adjusted EBITDA expressed as a percentage of net revenues.

The Company defines Adjusted EPS as diluted earnings per share (GAAP), adjusted by the after tax per share amount of costs or benefits not reflective of the Company’s ongoing or expected future operational performance. The income tax effects are calculated using the applicable statutory income tax rate of the jurisdictions where such costs or benefits were incurred or the effective tax rate applicable to total company results.

The Company’s Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted EPS may not be comparable to similarly titled measures of other companies.

Net debt aids investors in understanding the Company’s debt position if all available cash were applied to pay down indebtedness.

Net leverage ratio informs the investors of the Company's financial leverage at the end of the reporting period, providing an indicator of the Company's ability to repay its debt.

We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Forward-Looking Statements

This press release may contain statements, estimates, guidance or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “should,” “look for,” “guidance,” “guide,” and similar expressions identify forward-looking statements, which generally are not historical in nature. Because forward-looking statements are subject to certain risks and uncertainties (including, without limitation, those set forth in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q), actual results may differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements in this release or in the webcast include, without limitation, statements about macroeconomic conditions, including inflationary cost pressures, as well as global events, which include but are not limited to geopolitical events; paper-industry trends and conditions during 2023 and in future years; expectations in 2023 and in future periods of revenues, EBITDA, Adjusted EBITDA (both in dollars and as a percentage of net revenues), Adjusted EPS, income, gross profit, gross margin, cash flows and other financial items in each of the Company’s businesses, and for the Company as a whole; the timing and impact of production and development programs in the Company’s AEC business segment and the revenues growth potential of key AEC programs, as well as AEC as a whole; the amount and timing of capital expenditures, future tax rates and cash paid for taxes, depreciation and amortization; future debt and net debt levels and debt covenant ratios; and changes in currency rates and their impact on future revaluation gains and losses. Furthermore, a change in any one or more of the foregoing factors could have a material effect on the Company’s financial results in any period. Such statements are based on current expectations, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

Statements expressing management’s assessments of the growth potential of its businesses, or referring to earlier assessments of such potential, are not intended as forecasts of actual future growth, and should not be relied on as such. While management believes such assessments to have a reasonable basis, such assessments are, by their nature, inherently uncertain. This release and earlier releases set forth a number of assumptions regarding these assessments, including historical results, independent forecasts regarding the markets in which these businesses operate, and the timing and magnitude of orders for our customers’ products. Historical growth rates are no guarantee of future growth, and such independent forecasts and assumptions could prove materially incorrect in some cases.

Contacts
John Hobbs
603-330-5897
john.hobbs@albint.com